[LOGO OF TCW(R)]   TCW Convertible
                   Securities Fund, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Directors and Officers
Ernest O. Ellison           Coleman W. Morton
President and Director      Director

John C. Argue               Charles A. Parker
Director                    Director

Norman Barker, Jr.          Lawrence J. Sheehan
Director                    Director

Richard W. Call             Robert G. Sims
Director                    Director

Thomas D. Lyon              Philip K. Holl
Senior Vice President       Secretary

Kevin A. Hunter             Michael E. Cahill
Senior Vice President       General Counsel and Assistant Secretary

Thomas E. Larkin, Jr.       Peter C. DiBona
Senior Vice President       Treasurer

Hilary G.D. Lord
Senior Vice President
and Assistant Secretary

Alvin R. Albe, Jr.
Senior Vice President

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholder Information
Investment Adviser
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------------------------------------

Transfer Agent, Dividend Reinvestment
and Disbursing Agent and Registrar
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

--------------------------------------------------------------------------------

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

--------------------------------------------------------------------------------

Independent Auditors
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071

--------------------------------------------------------------------------------

Legal Counsel
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TCW Convertible
Securities Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Semi-Annual Report
June 30, 2000





-------------------------------------------------------------------------------
[LOGO OF TCW(R)]

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      The President's Letter
--------------------------------------------------------------------------------

Dear Shareholder:

     The first half of 2000 has been one of the most volatile periods in stock market history. After rising early in the year, stocks corrected significantly during the second quarter. In particular, the stocks of many of the market's "high flyers" declined by greater than fifty percent. Despite the overall negative performance of the market and rising interest rates, convertibles have performed well, rising modestly year-to-date.

Performance of the Fund's Shares

     For the six months ended June 30, 2000, the TCW Convertible Securities Fund, Inc. (the "Fund") return on Net Asset Value ("NAV") was 14.65%. The Fund's shareholders realized a return of 14.23% from an increase in the market price of the Fund from $9.56 per share on December 31, 1999 to $10.50 on June 30, 2000 (with dividends reinvested). The total distribution for the period was $0.42. This represented the two regular quarterly dividends of $0.21. The Fund's market price per share on June 30, 2000 represents a discount of 16.40% to the Fund's NAV. Although relatively high, this discount to NAV compares favorably with other Funds in the closed-end convertible fund universe.

The Convertible Market

     During the first half of 2000, convertible securities have performed well relative to both stocks and bonds. This was primarily due to the better performance of the stocks underlying the convertible universe. Many of these companies are in rapidly growing industries such as technology, telecommunications and healthcare. While many of these stocks have been volatile, they posted on average modestly positive returns as opposed to the negative returns of the overall market.

     The convertible new issue market was quite active during the first six months of 2000. In total, 87 issues with a net value of $33.4 billion were brought to market. New issuance has been concentrated in the technology, telecommunications, healthcare and oil service sectors. In general, we have found pricing to be attractive in some instances and quite unattractive in others. In addition, the credit quality of many companies issuing convertibles has been low. As a result, the Fund participated in approximately 20% of the new issuance this year and focused more on the secondary market.

Fund Performance and Strategy

     The Fund's performance was well ahead of both stocks and bonds and significantly exceeded that of the convertible benchmarks. The table below recaps the Fund's performance and compares it with its benchmarks.


                                    Table 1
                                                       Six months
                                                         ended
                                                        6/30/00
                                                       ----------
TCW Convertible Securities Fund, Inc..............       14.65%*
First Boston Convertible Index....................        2.10%
Lipper average of convertible mutual funds........        6.30%*
Standard & Poor's 500 Index (with income).........       -0.42%

_________
*  After management fees and expenses at NAV with dividends reinvested.

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      The President's Letter (continued)
--------------------------------------------------------------------------------

     The Fund began 2000 most heavily weighted in the consumer staples, capital goods and financial services sectors. The majority of investments in the sectors are concentrated in the media, technology, pharmaceutical, telecommunications and banking industries. The Fund continues to emphasize companies within these industries because they have demonstrated the ability to grow their businesses at above average rates. The Fund continues to de-emphasize mostly in the basic industries sector due to limited opportunities for organic growth.

                             Table 2
                      Fund Sector Allocation

                                        12/31/99      6/30/00
                                        --------      -------
Consumer Staples......................    34.5%        34.1%
Capital Goods.........................    54.7%        46.2%
Consumer Cyclicals....................     0.6%         0.5%
Basic Industries......................     1.2%         1.3%
Credit Sensitive......................    14.4%        18.7%

     During the first half of the year, the Funds benefited primarily from its holdings in technology, healthcare and financial services. In the technology sector, holdings in companies such as Intel, STMicroelectronics, Veritas, Siebel and Solectron performed well. In the healthcare sector, the Fund benefited from its holdings in biotechnology companies despite the tremendous volatility of the sector. Finally, the Fund achieved modest but stable returns generated by holdings in financial services companies such as Citigroup and AIG during this overall negative and highly volatile market.

     The torrid U.S. economy has finally begun to show signs of slowing. However, the real U.S. GDP growth for the second quarter was stronger than expected so there is some doubt about whether the deceleration will be significant. While housing and auto sales have slowed, they remain relatively robust. With job growth likely to remain firm, consumers should continue to spend at a healthy pace despite the drag of higher interest rates and gasoline prices. In addition, business investment could very well accelerate. Orders for capital goods are strong, capacity utilization is up and corporate profits remain strong.

     Economic growth is likely to remain in the four-percent range in the second half of the year. Thus, there is a likelihood that the Fed may continue to raise rates modestly. With resource utilization tight, job markets firm, and prices in some areas moving upwards, the Fed may feel a Federal Funds rate of 6.75% - 7.0% is necessary to slow the economy to an acceptable pace. The prospect of a further rise in rates could unsettle the markets during the second half of the year. Therefore, the Fund has pared some of its holdings in the most volatile sectors of the market and will focus on convertible securities with defensive characteristics.

Dividend Reinvestment Plan

     Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the Fund's Net Asset Value per share. If the market price, including commission, is selling above the Net Asset Value, you will receive shares at a price equal to the

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      The President's Letter (continued)
--------------------------------------------------------------------------------

higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

     To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance, please call our investor relations department at (800) FUND-TCW (386 -3829). As always, we would be pleased to accommodate your investment needs.

     We would like to remind you that the Fund may, when appropriate, attempt to repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

                                   Sincerely,



                                   /s/ Ernest O. Ellison

                                   Ernest O. Ellison
                                   President and Director
                                   August 7, 2000

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      Schedule of Investments (Unaudited)
      June 30, 2000
--------------------------------------------------------------------------------

 Principal                                                                             Market
  Amount                                                                                Value
-----------                                                                            ------
               Fixed Income Securities
               Advertising (3.9% Of Net Assets)
$ 8,685,000    Interpublic Group of Companies, Inc., (144A), 1.87%,
                 due 06/01/06...................................................   $  8,435,306*
  6,340,000    Lamar Advertising Co., 5.25%, due 09/15/06.......................      7,132,500
  4,790,000    Young & Rubicam, Inc., (144A), 3%, due 01/15/05..................      4,933,700*
                                                                                     ----------
                    Total Advertising...........................................     20,501,506
                                                                                     ----------
               Automotive (0.6%)
  3,770,000    Tower Automotive, Inc., 5%, due 08/01/04.........................      2,959,450
                                                                                    -----------
               Banking & Financial Services (4.7%)
 10,785,000    E*TRADE Group, Inc., (144A), 6%, due 02/01/07....................      9,814,350*
  4,275,000    Lehman Brothers Holdings, Inc., 0%, due 07/06/04.................      4,531,500
  5,800,000    Pinnacle Holdings, Inc., (144A), 5.5%, due 09/15/07..............      5,017,000*
  5,380,000    UBS AG Stamford, Exchangeable Nikkei 225 Index, 0%,
                 due 12/11/03...................................................      5,506,430
                                                                                    -----------
                    Total Banking & Financial Services..........................     24,869,280
                                                                                    -----------
               Building Materials (1.8%)
 10,220,000    American International Group, Exchangeable Home Depot, Inc.,
                 (144A), 1%, due 02/14/06.......................................      9,453,500*
                                                                                    -----------
               Commercial Services (2.3%)
  5,010,000    Akamai Technologies, Inc., (144A), 5.5%, due 07/01/07............      5,918,062*
  7,480,000    Critical Path, Inc., (144A), 5.75%, due 04/01/05.................      6,189,700*
                                                                                    -----------
                    Total Commercial Services...................................     12,107,762
                                                                                    -----------
               Computer Services (5.4%)
  9,155,000    Goldman Sachs Group, Inc., Exchangeable Compaq Computer Corp.,
                  0.5%, due 01/13/07............................................      8,296,719
  4,835,000    Goldman Sachs Group, Inc., Exchangeable Yahoo!, Inc.,
                 0.25%, due 12/06/04............................................      5,013,291

$ 9,310,000    IBM Credit Corp., 2%, due 02/04/03...............................   $ 10,485,387
  4,625,000    Mercury Interactive Corp., (144A), 4.75%, due 07/01/07...........      4,856,250*
                                                                                    -----------
                    Total Computer Services.....................................     28,651,647
                                                                                    -----------
               Computer Software (7.1%)
  7,520,000    BEA Systems, Inc., (144A), 4%, due 12/15/06......................     11,862,800*
  5,985,000    Rational Software Corp., (144A), 5%, due 02/01/07................      8,895,206*
  4,725,000    Siebel Systems, Inc., (144A), 5.5%, due 09/15/06.................     17,010,000*
                                                                                     ----------
                    Total Computer Software.....................................     37,768,006
                                                                                     ----------
               Electronics (19.3%)
 10,995,000    ASM Lithography Holding N.V., (144A), 4.25%, due 11/30/04........     14,733,300*
  5,350,000    Burr-Brown Corp., (144A), 4.25%, due 02/15/07....................      9,061,562*
    515,000    Conexant Systems, Inc., 4%, due 02/01/07.........................        404,919
  6,450,000    Conexant Systems, Inc., (144A), 4%, due 02/01/07.................      5,071,312*
  1,675,000    Conexant Systems, Inc., 4.25%, due 05/01/06......................      3,699,656
  2,495,000    Cypress Semiconductor Corp., 3.75%, due 07/01/05.................      2,398,319
  7,370,000    Cypress Semiconductor Corp., 4%, due 02/01/05....................      8,447,862
  3,730,000    Level One Communications, Inc., 4%, due 09/01/04.................     16,094,950
  9,570,000    LSI Logic Corp., 4%, due 02/15/05................................     10,180,088
 23,475,000    Solectron Corp., 0%, due 01/27/19................................     15,933,656
  5,985,000    STMicroelectronics N.V., 0%, due 09/22/09........................     10,271,756
  6,610,000    Vitesse Semiconductor Corp., (144A), 4%, due 03/15/05............      6,147,300*
                                                                                    -----------
                    Total Electronics...........................................    102,444,680
                                                                                    -----------
               Energy & Oil Services (1.3%)
  5,925,000    Kerr-McGee Corp., 5.25%, due 02/15/10............................      6,821,156
                                                                                    -----------
               Entertainment & Leisure (2.9%)
 14,525,000    Merrill Lynch & Company, Inc., Exchangeable Time
                 Warner, Inc., 0.25%, due 05/10/06..............................     15,396,500
                                                                                    -----------

* Restricted Security (Note 7).

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]
     TCW Convertible Securities Fund, Inc.
     Schedule of Investments (Unaudited) (continued)
     June 30, 2000
--------------------------------------------------------------------------------

  Principal                                                                             Market
   Amount                                                                                Value
-----------                                                                           ----------
               Healthcare (2.6%)
$ 4,015,000    Affymetrix, Inc., (144A), 4.75%, due 02/15/07....................    $ 3,151,775*
  2,295,000    Affymetrix, Inc., 5%, due 10/01/06...............................      3,385,125
  9,050,000    Human Genome, Inc., (144A), 3.75%, due 03/15/07..................      7,488,875*
                                                                                    -----------
                    Total Healthcare............................................     14,025,775
                                                                                    -----------
               Insurance (3.5%)
  7,735,000    American International Group, Inc., 0.5%, due 05/15/07...........      7,686,656
  3,030,000    American International Group, Inc., 2.25%, due 07/30/04..........      5,079,038
  2,195,000    Berkshire Hathaway, Inc., 1%, due 12/03/01.......................      6,014,300
                                                                                    -----------
                    Total Insurance.............................................     18,779,994
                                                                                    -----------
               Media-Broadcasting & Publishing (6.4%)
 21,835,000    Clear Channel Communications, Inc., 2.625%, due 04/01/03.........     28,249,031
  5,100,000    News America Holdings, Inc., 0%, due 03/11/13....................      5,699,250
                                                                                    -----------
                    Total Media--Broadcasting & Publishing......................     33,948,281
                                                                                    -----------
               Pharmaceuticals (7.7%)
  4,640,000    Centocor, Inc., 4.75%, due 02/15/05..............................      6,304,600
 17,420,000    Roche Holdings, Inc., (144A), 0%, due 01/19/15...................     15,982,850*
 12,645,000    Sepracor, Inc., (144A), 5%, due 02/15/07.........................     18,635,569*
                                                                                    -----------
                    Total Pharmaceuticals.......................................      40,923,019
                                                                                    ------------
               Retail (0.7%)
  5,795,000    Amazon.com, Inc., 4.75%, due 02/01/09............................      3,636,363
                                                                                    -----------
               Telecommunications (10.5%)
  5,110,000    American Tower Corp., (144A), 5%, due 02/15/10...................      5,212,200*
  6,845,000    Echostar Communications, Inc., (144A), 4.875%, due 01/01/07......      6,562,644*
  4,265,000    Exchangeable Certificates Corp., (144A), 0.25%, due 07/17/06.....      4,616,863*
  7,000,000    Exodus Communications, Inc., (144A), 4.75%, due 07/15/08.........     10,010,000*

$ 5,825,000    Juniper Networks, Inc., 4.75%, due 03/15/07......................    $  6,371,094
 10,890,000    Nextel Communications, Inc., (144A), 5.25%, due 01/15/10.........      11,366,438*
  8,760,000    Telefonos de Mexico, S.A. de C.V., 4.25%, due 06/15/04...........      11,344,200
                                                                                    ------------
                    Total Telecommunications....................................      55,483,439
                                                                                    ------------
                    Total Fixed Income Securities
                    (COST: $361,570,433)
                    (80.7%).....................................................     427,770,358
                                                                                    ------------

  Number of
   Shares
------------

               Equity Securities

               Common Stock

               Commercial Services (1.1%)
    406,800    Cendant Corp.....................................................      5,695,200**
                                                                                     ----------
               Electronics (2.1%)
     53,700    Conexant Systems, Inc............................................      2,611,162**
    116,800    Vitesse Semiconductor Corp.......................................      8,592,100**
                                                                                     ----------
                    Total Electronics...........................................     11,203,262
                                                                                     ----------
               Telecommunications (1.5%)
     54,600    Juniper Networks, Inc............................................      7,947,713**
                                                                                     ----------
                    Total Common Stock
                      (Cost: $17,018,514)
                      (4.7%)....................................................     24,846,175
                                                                                     ----------

               Convertible Preferred Stock

               Banking & Financial Services (6.2%)
    243,580    CNB Capital Trust, $1.50.........................................      7,611,875
    140,000    Host Marriott Financial Trust, $3.375............................      4,655,000
    162,200    Lehman Brothers Holdings, Inc., Series B,
               Exchangeable Lehman Brothers Holdings, Inc., Series A, $1.955....      5,813,856
    113,700    Sovereign Capital Trust II, $3.75................................      5,571,300
     94,960    Titan Capital Trust, (144A), $2.875..............................      5,199,060***

 * Restricted Security (Note 7).
** Non-income producing.
See accompanying Notes to Financial Statements.

------------------------------------------------------------------------
[LOGO]
TCW Convertible Securities Fund, Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2000
------------------------------------------------------------------------

 Number of                                                                   Market
  Shares                                                                     Value
----------                                                                  --------
   122,020  Westpac Banking Corp., Ltd., $3.125...........               $  4,026,660
                                                                         ------------
                    Total Banking & Financial Services....                 32,877,751
                                                                         ------------
            Electric Utilities (0.5%)
    37,880  Alliant Energy Corp., (144A), $4.91...........                  2,632,660*
                                                                         ------------
            ELECTRONICS (1.0%)
   122,000  CS First Boston Corp., Exchangeable Conexant
               Systems, Inc., $3.898......................                  5,520,500
                                                                         ------------
            Media-Broadcasting & Publishing (1.1%)
    53,700  Cox Communications, Inc., $3.50...............                  5,960,700
                                                                         ------------
            Retail (0.9%)
   139,900  Dollar General Corp., $3.352..................                  4,931,475
                                                                         ------------
            Telecommunications (4.6%)
    35,700  Global Crossing Ltd., $16.875.................                  7,880,775
   212,160  MediaOne Group, Inc., Exchangeable Vodafone
               AirTouch PLC, $3.041.......................                  8,592,480
   481,118  Morgan Stanley Dean Witter & Co.,
               Exchangeable MCI WorldCom, Inc., $0.513....                  3,307,686
     2,900  Morgan Stanley Dean Witter & Co., Exchangeable
               QUALCOMM, Inc., $100.55....................                  4,751,288
                                                                         ------------
                    Total Telecommunications..............                 24,532,229
                                                                         ------------
            Utilities (1.2%)
    85,000  AES Trust III, $3.375.........................                  6,077,500
                                                                         ------------
                    Total Convertible Preferred Stock
                      (Cost: $78,492,427) (15.5%).........                 82,532,815
                                                                         ------------
                    Total Equity Securities (Cost: $95,510,941)
                      (20.2%).............................                107,378,990
                                                                        -------------

 Principal                                                                    Market
  Amount                                                                      Value
----------                                                                   -------
             Short-Term Investments
$ 8,000,000  BNP Paribas, S.A., 6.75%, due 07/05/00....................  $  8,000,000***
    158,866  Credit Agricole II, 6.75%, due 07/07/00...................       158,866***
  1,458,546  Den Danske Bancorp, 6.81%, due 07/05/00...................     1,458,546***
  1,053,031  Fleet National Bank, 7.26%, due 10/31/00..................     1,053,031***
  3,196,266  Investors Bank & Trust Depository Reserve, 4.85%,
               due 07/03/00............................................     3,196,266
    661,598  Morgan Stanley Dean Witter & Co., 6.91%, due 11/22/00.....       661,598***
    258,669  Provident Money Market Fund...............................       258,669***
                                                                           ----------
                   Total Short-Term Investments
                       (Cost: $14,786,976)
                       (2.8%)..........................................    14,786,976
                                                                         ------------
                   TOTAL INVESTMENTS (Cost: $471,868,350)
                       (103.7%)........................................   549,936,324

             LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%).............   (19,863,888)
                                                                         ------------
             NET ASSETS (100.0%).......................................  $530,072,436
                                                                         ============

* Restricted Security (Note 7).
*** Represents investments of security lending collateral (Note 5). See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]
TCW Convertible Securities Fund, Inc.
Statement of Assets and Liabilities (Unaudited)
June 30, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at Value (Cost: $471,868,350) (Note 1)............  $  549,936,324
 Receivables for Securities Sold...............................       2,078,098
 Interest Receivable...........................................       3,495,191
                                                                 --------------
   Total Assets................................................     555,509,613
                                                                 --------------
Liabilities:
 Distributions Payable.........................................       8,861,354
 Payables for Securities Purchased.............................       4,625,000
 Payables Upon Return of Securities Loaned (Note 5)............      11,590,710
 Accrued Investment Advisory Fees (Note 3).....................         242,209
 Other Accrued Expenses........................................         117,904
                                                                 --------------
   Total Liabilities...........................................      25,437,177
                                                                 --------------
Net Assets.....................................................  $  530,072,436
                                                                 ==============
Net Assets were comprised of:
 Common Stock, par value $0.01 per share, (50,000,000 shares
  authorized, 42,196,924 shares issued and outstanding)........  $      421,969
 Paid-in Capital...............................................     342,289,725
 Undistributed Net Realized Gain on Investments................     109,292,768
 Net Unrealized Appreciation of Investments....................      78,067,974
                                                                 --------------
Net Assets.....................................................  $  530,072,436
                                                                 ==============
Net Asset Value per Share......................................  $        12.56
                                                                 ==============

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]
TCW Convertible Securities Fund, Inc.
Statement of Operations (Unaudited)
Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

Investment Income:
 Interest (Note 1) (including security lending fees
  of $31,740)..................................................  $    6,435,174
 Dividends (Note 1)............................................       3,223,743
                                                                 --------------
     Total Investment Income...................................       9,658,917
                                                                 --------------
Expenses:
 Investment Advisory Fees (Note 3).............................       1,426,472
 Administration Fees...........................................          69,016
 Accounting and Other Service Fees.............................          67,236
 Legal Fees (Note 6)...........................................          54,873
 Directors' Fees & Expenses (Note 6)...........................          42,268
 Transfer Agent Fees...........................................          25,803
 Listing Fees..................................................          24,863
 Printing and Distribution Costs...............................          19,377
 Proxy Costs...................................................          14,919
 Custodian Fees................................................          14,574
 Audit and Tax Service Fees....................................          10,405
 Business Tax Fees.............................................           7,458
 Insurance Costs...............................................           3,531
 Miscellaneous.................................................           9,944
                                                                 --------------
     Total Expenses............................................       1,790,739
                                                                 --------------
     Net Investment Income.....................................       7,868,178
                                                                 --------------
Net Realized Gain and Change in Unrealized (Depreciation)
of Investments:
 Net Realized Gain on Investments..............................     119,372,116
 Change in Unrealized (Depreciation) of Investments............     (57,052,688)
                                                                 --------------
     Net Realized Gain and Change in Unrealized (Depreciation)
       of Investments..........................................      62,319,428
                                                                 --------------
Increase in Net Assets Resulting from Operations................ $   70,187,606
                                                                 ==============

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]
TCW Convertible Securities Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Six Months Ended
                                               June 30, 2000      Year Ended
                                               (Unaudited)     December 31, 1999
                                             ----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
 Net Investment Income.......................   $  7,868,178        $ 14,831,365
 Net Realized Gain on Investments............    119,372,116          50,315,333
 Change in Unrealized Appreciation
  (Depreciation) of Investments..............    (57,052,688)         82,201,510
                                                ------------        ------------
   Increase in Net Assets Resulting from
    Operations...............................     70,187,606         147,348,208
                                                ------------        ------------
Distributions to Shareholders:
 From Net Investment Income..................     (7,868,178)        (14,831,365)
 From Net Realized Gain on Investments.......     (9,854,532)        (50,541,068)
                                                ------------        ------------
   Total Distributions to Shareholders.......    (17,722,710)        (65,372,433)
                                                ------------        ------------
Capital Share Transactions:
 Shares Issued in Reinvestment of Dividends
  (207,029 for the year ended December 31,
  1999).........................                          --           2,043,627
                                                ------------        ------------
   Total Increase in Net Assets..............     52,464,896          84,019,402
Net Assets:
Beginning of Period..........................    477,607,540         393,588,138
                                                ------------        ------------
End of Period................................   $530,072,436        $477,607,540
                                                ============        ============


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]
TCW Convertible Securities Fund, Inc.
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

Note 1--Significant Accounting Policies:

     TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

     The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of determination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Securities for which quotations are not readily available and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized gains and losses on investments are recorded on the basis of identified cost.

Distributions: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income, and depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year, and lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences

--------------------------------------------------------------------------------
[LOGO]
TCW Convertible Securities Fund, Inc.
Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2--Federal Income Taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

     During the six months ended June 30, 2000, the Fund realized on a tax basis net realized gains of $119,372,116 on security transactions.

     As of June 30, 2000, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Appreciated securities............................  $ 91,257,930
Depreciated securities............................   (13,189,956)
                                                    ------------
Net unrealized appreciation.......................  $ 78,067,974
                                                    ============
Cost of securities for federal income tax
  purposes........................................  $471,868,350
                                                    ============

Note 3--Investment Advisory and Service Fees:

     TCW Investment Management Company (the "Advisor") is the Investment Advisor of the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million.

NOTE 4--Purchases and Sales of Securities:

     For the six months ended June 30, 2000, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $428,294,035 and $459,998,845, respectively. There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2000.

Note 5--Security Lending:

     During the six months ended June 30, 2000, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At June 30, 2000,

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

the cash received from the borrowing broker was invested in short-term investments valued at $11,590,710 which is 103.10% of the value of the loaned securities.

Note 6--Directors' and Legal Fees:

     Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $42,268 from the Fund for the six months ended June 30, 2000. Legal fees totaled $54,873 of which $968 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a director of the Fund. Certain officers and/or directors of the Fund are also officers and/ or directors of the Investment Advisor.

Note 7--Restricted Securities:

     The following restricted securities held by the Fund at June 30, 2000 were valued both at the date of acquisition and June 30, 2000, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933 (the "1933 Act"). Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the 1933 Act or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at June 30, 2000 is $218,258,282, which represents 41% of net assets. There were no securities deemed illiquid at June 30, 2000.

 Principal
 Amount or
 Number of                                                           Date of
   Shares                       Investment                         Acquisition     Cost
   ------                       ----------                         -----------     ----
$ 4,015,000    Affymetrix, Inc., (144A), 4.75%, due 02/15/07          03/14/00  $ 3,313,538
$ 5,010,000    Akamai Technologies, Inc., (144A), 5.5%, due
               07/01/07                                               05/24/00    5,010,000
     37,880    Alliant Energy Corp., (144A), $4.91                    05/24/00    2,363,146
$10,220,000    American International Group, Exchangeable Home
               Depot, Inc., (144A), 1%, due 02/14/06                  02/23/00   10,220,000
$ 5,110,000    American Tower Corp., (144A), 5%, due 02/15/10         02/09/00    5,110,000
$10,995,000    ASM Lithography Holding N.V., (144A), 4.25%, due
               11/30/04                                               11/19/99   11,278,462
$ 7,520,000    BEA Systems, Inc., (144A), 4%, due 12/15/06            12/14/99    9,881,114
$ 5,350,000    Burr-Brown Corp., (144A), 4.25%, due 02/15/07          02/18/00    5,401,575
$ 6,450,000    Conexant Systems, Inc., (144A), 4%, due 02/01/07       02/16/00    6,778,158
$ 7,480,000    Critical Path, Inc., (144A), 5.75%, due 04/01/05       03/27/00    7,379,271

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

Note 7--Restricted Securities (continued)

 Principal
 Amount or
 Number of                                                           Date of
   Shares                       Investment                         Acquisition     Cost
   ------                       ----------                         -----------     ----
$10,785,000    E*TRADE Group, Inc., (144A), 6%, due 02/01/07          02/02/00  $10,537,685
$ 6,845,000    Echostar Communications, Inc., (144A), 4.875%, due
               01/01/07                                               12/03/99    7,038,289
$ 4,265,000    Exchangeable Certificates Corp., (144A), 0.25%,
               due 07/17/06                                           06/24/99    4,265,000
$ 7,000,000    Exodus Communications, Inc., (144A), 4.75%, due
               07/15/08                                               12/02/99    7,021,375
$ 9,050,000    Human Genome, Inc., (144A), 3.75%, due 03/15/07        03/20/00    5,862,261
$ 8,685,000    Interpublic Group of Companies, Inc., (144A),
               1.87%, due 06/01/06                                    05/26/99    7,524,931
$ 4,625,000    Mercury Interactive Corp., (144A), 4.75%, due
               07/01/07                                               06/27/00    4,625,000
$10,890,000    Nextel Communications, Inc., (144A), 5.25%, due
               01/15/10                                               01/21/00   10,982,179
$ 5,800,000    Pinnacle Holdings, Inc., (144A), 5.5%, due
               09/15/07                                               03/15/00    5,800,000
$ 5,985,000    Rational Software Corp., (144A), 5%, due 02/01/07      01/27/00    5,985,000
$17,420,000    Roche Holdings, Inc., (144A), 0%, due 01/19/15         01/12/00   12,541,100
$12,645,000    Sepracor, Inc., (144A), 5%, due 02/15/07               05/08/00   16,521,563
$ 4,725,000    Siebel Systems, Inc., (144A), 5.5%, due 09/15/06       09/15/99  $ 4,774,277
     94,960    Titan Capital Trust, (144A), $2.875                    02/03/00    4,748,000
$ 6,610,000    Vitesse Semiconductor Corp., (144A), 4%, due
               03/15/05                                               03/07/00    6,489,109
$ 4,790,000    Young & Rubicam, Inc., (144A), 3%, due 01/15/05        01/14/00    4,955,747

Note 8--Subsequent Events:

     The Annual Meeting of Shareholders of the Fund was held on July 19, 2000. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities;
(i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 37,595,297 affirmative votes; votes opposed/exceptions 295,590 and votes withheld 234,136); and (ii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 2000 (votes for: 37,651,663; votes against 177,800 and abstentions 295,560). 42,196,924 shares were outstanding on the record date of this meeting and 38,125,023 shares entitled to vote were present in person or by proxy at the meeting.

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      Notes to Financial Statements (Unaudited) (continued)
--------------------------------------------------------------------------------

Note 8-- Subsequent Events (continued)

     In addition, the Fund's Board of Directors approved a resolution to authorize the Fund to adopt a share repurchase plan authorizing the Fund to repurchase up to 2,000,000 shares of its common stock. The repurchase will be made on the open market or in block purchase transactions. The timing of the repurchases and the number of repurchased, will depend upon market conditions and corporate requirements.

--------------------------------------------------------------------------------
[LOGO]
      TCW Convertible Securities Fund, Inc.
      Financial Highlights
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                   June 30, 2000                     Year Ended December 31,
                                                                      ----------------------------------------------------
                                                   (Unaudited)         1999       1998       1997       1996       1995
                                                 -----------------    --------   --------   --------   --------   --------
Net Asset Value Per Share, Beginning of
 Period........................................       $  11.32        $   9.37   $   9.21   $   8.51   $   8.36   $   7.47
                                                      --------        --------   --------   --------   --------   --------
Income from Operations:
 Net Investment Income.........................           0.19            0.35       0.35       0.35       0.36       0.37
 Impact to Capital for Shares Issued...........             --              --      (0.01)     (0.01)        --         --
 Net Realized and Unrealized Gain on
  Securities...................................           1.47            3.15       0.85       1.23       0.77       1.36
                                                      --------        --------   --------   --------   --------   --------
   Total from Investment Operations............           1.66            3.50       1.19       1.57       1.13       1.73
                                                      --------        --------   --------   --------   --------   --------
Less Distributions:
 Distributions from Net Investment Income......          (0.19)          (0.35)     (0.35)     (0.35)     (0.36)     (0.37)
 Distributions from Net Realized Gain..........          (0.23)          (1.20)     (0.68)     (0.52)     (0.62)     (0.33)
 Distributions in Excess of Net Realized
  Gain.........................................             --              --         --         --         --      (0.14)
                                                      --------        --------   --------   --------   --------   --------
   Total Distributions.........................          (0.42)          (1.55)     (1.03)     (0.87)     (0.98)     (0.84)
                                                      --------        --------   --------   --------   --------   --------
Net Asset Value Per Share, End of Period.......       $  12.56        $  11.32   $   9.37   $   9.21   $   8.51   $   8.36
                                                      ========        ========   ========   ========   ========   ========
Market Value Per Share, End of Period..........       $  10.50        $   9.56   $   9.63   $   9.63   $   9.38   $   9.38
                                                      ========        ========   ========   ========   ========   ========
Total Investment Return/(2)/...................          14.23%/(1)/     16.10%     11.41%     12.98%     11.75%     33.60%
Net Asset Value Total Return/(3)/..............          14.65%/(1)/     39.16%     13.34%     19.10%     13.94%     24.00%

Ratios/supplemental Data:
Net Assets, End of Period (in thousands).......       $530,072        $477,608   $393,588   $355,061   $271,267   $264,608
Ratio of Expenses to Average Net Assets........           0.69%/(4)/      0.68%      0.73%      0.74%      0.77%      0.81%
Ratio of Net Investment Income to Average Net
 Assets........................................           3.05%/(4)/      3.47%      3.73%      3.95%      4.12%      4.60%
Portfolio Turnover Rate........................          83.69%/(1)/    119.92%    124.51%    132.99%    125.72%    108.98%

/(1)/ For the six months ended June 30, 2000 and not indicative of a full year's operating results.
/(2)/ Based on market value per share, adjusted for reinvestment of distributions.
/(3)/ Based on net asset value per share, adjusted for reinvestment of distributions.
/(4)/  Annualized.

See accompanying Notes to Financial Statements.

                               [LOGO OF TCW(R)]